Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05
LOAN PRODUCTION
Number of Working Days in the Period	19	23	21	21	22	20	23
Average Daily Mortgage Loan Applications	$2,329	$2,362	$2,565	$2,773	$3,029	$2,973	$3,168
Mortgage Loan Pipeline (loans-in-process)	$54,774	$58,803	$65,791	$70,491	$77,009	$77,007	$78,062
Commercial Real Estate Loan Pipeline (loans-in-process)	$308	$393	$361	$275	$502	$521	$458

Loan Fundings:
Consumer Markets Division	$8,520	$11,418	$10,944	$11,895	$13,583	$12,644	$14,488
Wholesale Lending Division	5,378	6,802	5,738	6,383	7,492	7,058	8,254
Correspondent Lending Division	9,648	13,405	12,275	14,448	18,396	18,209	22,681
Capital Markets	1,050	950	629	713	1,784	659	2,335
Countrywide Bank (1)	2,310	3,734	4,819	5,237	6,011	5,539	5,309
Total Mortgage Loan Fundings	26,906	36,309	34,405	38,676	47,266	44,109	53,067
Commercial Real Estate Fundings	226	91	112	335	285	293	397
Total Loan Fundings	$27,132	$36,400	$34,517	$39,011	$47,551	$44,402	$53,464

Loan Fundings in Units:
Consumer Markets Division	56,651	69,690	66,748	68,642	75,774	69,975	81,911
Wholesale Lending Division	27,846	35,407	29,500	31,153	34,497	32,941	38,251
Correspondent Lending Division	51,625	68,324	62,239	72,656	89,416	87,669	107,029
Capital Markets	3,582	3,774	2,665	2,430	7,183	2,446	8,148
Countrywide Bank (1)	19,969	33,006	38,171	41,036	45,933	43,732	44,162
Total Mortgage Loan Fundings in Units	159,673	210,201	199,323	215,917	252,803	236,763	279,501
Commercial Real Estate	11	9	9	23	31	22	30
Total Loan Fundings in Units	159,684	210,210	199,332	215,940	252,834	236,785	279,531

Mortgage Loan Fundings: (2)
Purchase	$12,052	$16,502	$16,913	$19,759	$24,023	$20,982	$25,079
Non-purchase	14,854	19,807	17,492	18,917	23,243	23,127	27,988
Total Mortgage Loan Fundings	$26,906	$36,309	$34,405	$38,676	$47,266	$44,109	$53,067

Mortgage Loan Fundings by Product:
Government Fundings	$695	$796	$792	$852	$1,056	$995	$1,114
ARM Fundings	$14,081	$19,484	$19,583	$21,684	$25,952	$23,275	$27,267
Home Equity Fundings	$2,618	$3,413	$3,519	$3,661	$3,879	$3,641	$4,122
Nonprime Fundings	$2,605	$3,364	$2,922	$3,312	$4,202	$3,661	$4,504

MORTGAGE LOAN SERVICING (3)
Volume	$878,270	$893,405	$914,465	$937,275	$964,444	$990,624	$1,020,416
Units	6,450,135	6,517,536	6,622,839	6,727,201	6,843,218	6,957,389	7,089,887

Subservicing Volume (4)	$21,389	$21,178	$25,737	$27,526	$27,706	$28,783	$28,868
Subservicing Units	212,654	207,380	232,972	262,361	258,716	261,325	259,688

Prepayments in Full	$11,790	$20,809	$16,608	$17,990	$22,192	$21,860	$25,111
Bulk Servicing Acquisitions	$4,136	$5,320	$4,665	$1,433	$9,472	$6,279	$3,393

Portfolio Delinquency - CHL (5)	3.74%	3.31%	3.31%	3.44%	3.51%	3.86%	3.68%
Foreclosures Pending - CHL (5)	0.45%	0.43%	0.39%	0.39%	0.39%	0.40%	0.42%

	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	YTD
LOAN PRODUCTION
Number of Working Days in the Period	21	21	21	21	20	19	39
Average Daily Mortgage Loan Applications	$3,043	$2,806	$2,667	$2,467	$2,408	$2,505	$2,455
Mortgage Loan Pipeline (loans-in-process)	$76,821	$70,644	$68,773	$59,651	$57,351	$59,336
Commercial Real Estate Loan Pipeline (loans-in-process)	$558	$339	$441	$297	$308	$258

Loan Fundings:
Consumer Markets Division	$13,257	$13,356	$12,483	$11,334	$9,125	$9,492	$18,617
Wholesale Lending Division	7,748	6,917	6,830	6,883	5,613	5,713	11,326
Correspondent Lending Division	21,841	20,630	18,406	16,911	12,757	10,161	22,918
Capital Markets	2,089	2,933	1,190	4,506	955	1,746	2,701
Countrywide Bank (1)	3,899	2,936	3,335	4,480	4,183	3,825	8,008
Total Mortgage Loan Fundings	48,834	46,772	42,244	44,114	32,633	30,937	63,570
Commercial Real Estate Fundings	423	507	647	362	235	268	503
Total Loan Fundings	$49,257	$47,279	$42,891	$44,476	$32,868	$31,205	$64,073

Loan Fundings in Units:
Consumer Markets Division	74,631	75,734	72,224	65,613	55,105	57,601	112,706
Wholesale Lending Division	35,621	32,720	31,647	32,234	26,929	27,154	54,083
Correspondent Lending Division	101,139	94,390	85,926	81,504	61,201	48,267	109,468
Capital Markets	8,157	10,932	4,588	17,250	3,777	6,737	10,514
Countrywide Bank (1)	36,225	30,026	30,038	35,116	31,622	30,707	62,329
Total Mortgage Loan Fundings in Units	255,773	243,802	224,423	231,717	178,634	170,466	349,100
Commercial Real Estate	25	29	35	28	26	24	50
Total Loan Fundings in Units	255,798	243,831	224,458	231,745	178,660	170,490	349,150

Mortgage Loan Fundings: (2)
Purchase	$22,971	$20,693	$19,409	$21,086	$14,410	$13,527	$27,937
Non-purchase	25,863	26,079	22,835	23,028	18,223	17,410	35,633
Total Mortgage Loan Fundings	$48,834	$46,772	$42,244	$44,114	$32,633	$30,937	$63,570

Mortgage Loan Fundings by Product:
Government Fundings	$1,032	$958	$886	$890	$856	$816	$1,672
ARM Fundings	$24,011	$23,146	$21,052	$22,356	$16,835	$15,682	$32,517
Home Equity Fundings	$3,818	$3,569	$3,714	$4,020	$3,476	$3,411	$6,887
Nonprime Fundings	$4,036	$3,876	$3,899	$4,405	$3,042	$2,845	$5,887

MORTGAGE LOAN SERVICING (3)
Volume	$1,047,623	$1,070,077	$1,092,104	$1,111,090	$1,126,610	$1,137,344
Units	7,203,562	7,294,228	7,379,806	7,431,949	7,500,434	7,542,493

Subservicing Volume (4)	$27,556	$30,641	$32,265	$29,901	$29,141	$28,776
Subservicing Units	256,935	267,847	268,954	261,078	247,185	250,832

Prepayments in Full	$21,443	$20,625	$19,125	$17,810	$13,548	$14,463	$28,011
Bulk Servicing Acquisitions	$59	$5,462	$997	$1,686	$40	$37	$77

Portfolio Delinquency - CHL (5)	4.03%	4.32%	4.58%	4.61%	4.42%	4.29%
Foreclosures Pending - CHL (5)	0.42%	0.41%	0.43%	0.44%	0.46%	0.47%

	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05
LOAN CLOSING SERVICES (units)
Credit Reports	696,309	872,342	807,247	830,477	886,555	856,161	914,659
Flood Determinations	260,748	296,382	287,393	306,636	350,861	290,446	318,626
Appraisals	76,441	97,743	91,952	102,056	113,910	106,283	123,082
Automated Property Valuation Services	508,279	655,246	574,803	591,654	615,269	726,083	750,312
Other	15,337	18,862	13,938	13,107	15,109	13,311	16,786
Total Units	1,557,114	1,940,575	1,775,333	1,843,930	1,981,704	1,992,284	2,123,465

CAPITAL MARKETS
Securities Trading Volume (6)	$256,305	$324,100	$254,172	$296,724	$336,598	$295,824	$345,998

BANKING
Assets Held by Countrywide Bank (in billions)	$45.9	$51.1	$56.0	$61.5	$65.5	$69.6	$72.5

INSURANCE
Net Premiums Earned:
Carrier	$49.3	$52.0	$53.6	$56.6	$62.2	$67.1	$53.7
Reinsurance	14.8	14.4	14.4	14.2	14.5	14.4	14.8
Total Net Premiums Earned	$64.1	$66.4	$68.0	$70.8	$76.7	$81.5	$68.5

GLOBAL OPERATIONS
Global Home Loans Subservicing Volume (in billions)	$118	$115	$116	$111	$109	$106	$109

Workforce Head Count: (7)
Loan Originations	25,183	25,470	26,024	27,076	28,482	29,393	30,853
Loan Servicing	6,259	6,367	6,559	6,783	6,992	7,131	7,415
Loan Closing Services	1,221	1,290	1,293	1,343	1,421	1,464	1,528
Banking	1,562	1,585	1,621	1,653	1,714	1,798	1,896
Capital Markets	579	588	592	597	620	638	640
Insurance	1,913	1,925	1,982	2,003	2,039	2,068	2,074
Global Operations	2,345	2,362	2,373	2,484	2,575	2,557	2,703
Corporate Overhead & Other	4,059	4,070	4,106	4,232	4,337	4,375	4,492
Total Workforce Head Count	43,121	43,657	44,550	46,171	48,180	49,424	51,601

Period-end Rates
10-Year U.S. Treasury Yield	4.36%	4.50%	4.21%	4.00%	3.94%	4.28%	4.02%
FNMA 30-Year Fixed Rate MBS Coupon	5.34%	5.48%	5.28%	5.02%	5.00%	5.36%	5.15%

	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	822,119	800,675	764,650	657,448	821,967	788,038	1,610,005
Flood Determinations	320,502	314,302	301,893	294,120	275,546	253,647	529,193
Appraisals	110,006	111,172	105,296	96,598	86,503	80,234	166,737
Automated Property Valuation Services	710,337	706,351	618,304	457,504	967,896	497,300	1,465,196
Other	15,249	14,424	15,626	15,261	15,866	15,718	31,584
Total Units	1,978,213	1,946,924	1,805,769	1,520,931	2,167,778	1,634,937	3,802,715

CAPITAL MARKETS
Securities Trading Volume (6)	$329,551	$270,724	$307,234	$286,037	$314,858	$292,307	$607,165

BANKING
Assets Held by Countrywide Bank (in billions)	$71.0	$71.7	$72.3	$73.1	$76.1	$78.7

INSURANCE
Net Premiums Earned:
Carrier	$74.6	$70.8	$72.9	$105.6	$79.4	$73.2	$152.6
Reinsurance	15.5	15.7	17.0	16.5	17.0	17.4	34.4
Total Net Premiums Earned	$90.1	$86.5	$89.9	$122.1	$96.4	$90.6	$187.0

GLOBAL OPERATIONS
Global Home Loans Subservicing Volume (in billions)	$106	$106	$103	$102	$105	$—

Workforce Head Count: (7)
Loan Originations	31,318	31,800	31,943	31,832	32,003	32,127
Loan Servicing	7,552	7,683	7,830	7,923	8,041	8,158
Loan Closing Services	1,571	1,619	1,648	1,648	1,615	1,585
Banking	2,039	2,092	2,101	2,078	2,156	2,230
Capital Markets	653	661	673	683	699	712
Insurance	2,053	2,043	2,096	2,100	2,139	2,147
Global Operations	2,865	2,902	3,050	3,251	3,369	1,875
Corporate Overhead & Other	4,632	4,767	4,881	4,941	5,046	5,125
Total Workforce Head Count	52,683	53,567	54,222	54,456	55,068	53,959

Period-end Rates
10-Year U.S. Treasury Yield	4.34%	4.57%	4.49%	4.39%	4.53%	4.55%
FNMA 30-Year Fixed Rate MBS Coupon	5.51%	5.80%	5.85%	5.75%	5.76%	5.73%

(1)

These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions. The amounts include loans funded for both investment purposes and for sale. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(2)

Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)	Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.
(4)	Subservicing volume for non-Countrywide entities.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with Mortgage Banking Segment.
(7)	Workforce Head Count includes full-time employees, contract, and temporary help.

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